PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $55.6 million substantial rehabilitation and acquisition of Amber Union in Falcon Heights. The adaptive reuse development involves the conversion of an existing historic office building into a 125-unit, 100% affordable, apartment building. Constructed in the 1940’s as the headquarters of the Farmers Union Grain Terminal Association, the site consists of two buildings that are listed on the National Register of Historic Places: a three-story office building and a skyway-attached two-story event center/annex. When the project is complete, there will be an abundance of on-site amenities that the residents can enjoy including a fitness center, grilling stations with lounge seating, outdoor workplace/flex space, Historic Auditorium and community kitchen.

HIT ROLE	The HIT committed $18.3 million in construction and permanent financing to the project through the purchase of Ginnie Mae securities. Amber Union is the 98th project financed by the HIT in Minnesota.

SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, Amber Union’s 125 units will be restricted to individuals and families earning 50% or less of the Twin Cities Metro’s Area Median Income (AMI). Residents will benefit from the project’s location on the METRO A Bus Rapid Transit line and its proximity to employment opportunities, shopping, and parks. Additionally, the renovations will include green features such as new solar panels, storm water management system, high efficiency tank and LED lighting.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $18.3 Million	Total Development Cost $55.6 Million	125 New Units of Housing (100% affordable)	371,940 Hours of Union Construction Work Generated	$14.7 Million Tax revenue generated	$98.5 Million Total economic benefit

  *Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of May 31, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | Amber Union – Falcon Heights, MN
“We are pleased to be partnering with HIT on another Minnesota project. Amber Union will generate good middle class jobs and deliver high quality affordable housing as we recover from the pandemic.”

— Don Mullin, Executive Secretary
St. Paul Building and Construction Trades Council

ABOUT THE HIT	The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agency- insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from unionfriendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

5/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com